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Lindner Funds shareowners have access to the Customer Service Department in St. Louis via toll free telephone (1-800-995-7777) or via email ((mail link) customer-service@lindnerfunds.com). If you have a question, please contact the staff during business hours (Monday - Friday 8:00 A.M. to 5:00 P.M. Central Time). The questions contained in this section have been selected among many posed to the department.

Summer 1999: These are a few of the most Frequently Asked Questions as reported by the Lindner Funds Customer Service staff.

Q: I am having difficulty navigating the new Lindner telephone system. Can you help me?

A: We recently updated and enhanced the Lindner Shareowner Information Line. When you dial our toll-free number(1-800-995-7777), you will hear a numbered menu. For example, dial "0" to reach an account representative's extension; dial "2" to look up an account representative's extension by last name. To hear your Lindner Funds Portfolio value, dial "1" to reach the menu, "1" again, your investor number followed by "#," your Personal Identification Number (PIN) followd by "#," then another "1". To use the on-line Help Tutorial, dial "7".

Q: Where is my investor identification number? Where can I get a PIN number for the Lindner telephone system?

A: Your investor ID number is found in the top right-hand corner of your quarterly statement. If you are first-time telephone system user, please enter the last 4 digits of your Social Security Number for access.

Q: I am looking for information regarding my investments. How can I get information on what investments are in the portfolios of the Lindner Funds? How do I learn about changes in the fund portfolios?

A: Lindner Asset Management, Inc., the adviser to the funds, prepares comprehensive reports for shareowners twice each year. The Annual Report is distributed to all shareowners in August and the Semi-Annual (mid-term) Report is distributed in February. If you would like to have a copy of the current report (the mid-term), please contact the Lindner office in St. Louis. You will be receiving the new Annual Report in August.

Fall 1999: The IRS rules governing the distribution of assets from an Individual Retirement Account (IRA) can be complicated - at times, even daunting. As with other important tax and financial planning matters, an expert's advice should be sought. Here are a few of the most commonly asked questions from our shareowners who are age 70 1/2 and older:

Q: Must I take an IRA "Mandatory Required Distribution" (MRD) from each IRA account that I have with Lindner?

A: No. Under IRS rules, you may aggregate (combine) all of your IRA distributions and take them from one IRA account. This includes not only your Lindner Funds IRA's but also the IRA's you hold with other custodians.

Q: By what date must I take my distribution?

A: You must take the distribution on, or before, December 31st of each calendar year. There is an exception to this rule, but only for the year that the shareowner attains age 70 1/2. That year only, the IRS allows you to make your first withdrawal anytime before April 1st of the following year. However, if you wait until the following year, you are required to take two (2) distributions in that year.

Q: May I take out more money than the required minimum?

A: Yes. The shareowner may always take more than the minimum, as long as they meet the required minimum. You need to remember that any money removed from an IRA in any period becomes taxable income in the year that it is removed.

Q: What is the penalty for not withdrawing the required minimum for the year?

A: The IRS penalty is 50% of the amount that was required to be withdrawn. (Obviously, this is pretty steep, so it pays to be on top of the situation on a year-by-year basis. Your tax advisor or financial planner can help you chart out your distributions each year and over the long-term to obtain the maximum benefits from your savings. After all, you have been putting this money away for your future!).

Q: May I request my mandatory distribution over the phone?

A: No. Both the IRS and Lindner Asset Management require that the request be made in writing, on a form bearing your original signature.

Winter 2000: These are a few of the most Frequently Asked Questions as reported by the Lindner Funds Customer Service staff.

Q: I requested a recharacterization and made a contribution to my traditional IRA account last year. How will Lindner Funds report these transactions to the IRS?

A: The recharacterization distribution will be reported in IRS Form 1099-R (Code R). All recharacterization contributions within an account will be combined on one Form 5498. All other contributions will be reported on a separate Form 5498.

Q: I would like to make a 1999 contribution to my retirement account.

How do I designate that on the remittance slip?

A: To make your year 2000 contribution, mark current year. To make your 1999 contribution, mark prior year. Note: 1999 contributions can be made up to April 17, 2000.

Spring 2000: These are a few of the most Frequently Asked Questions as reported by the Lindner Funds Customer Service staff.

Q:Why do we receive IRS Form 5498 (IRA Contribution Information) after April 15? Don't we need to file it with our tax return?

A:Form 5498 is submitted to the Internal Revenue Service by the trustee or issuer of your Individual Retirement Arrangement (IRA) account to report contributions and the fair market value of the account. Because you have until the April tax deadline to make an IRA contribution, we cannot issue Form 5498 before then. The copy you receive is for your records, since the information has been submitted to the IRS.

Q:Can a child contribute to an IRA?

A:Yes, under certain circumstances. There are no age restrictions on contributors to IRAs, but there are other requirements. A legal guardian, such as a parent, will need to control a minor's account until the child reaches the age of majority, which is 18 in most states. Some states have regulations governing the ability of minors to enter into contracts, which may affect establishing an IRA. In addition, a minor may contribute to an IRA only if he or she has earned income. Money received as a gift is not considered earned income, for example. You might consult IRS Publication 590, Individual Retirement Arrangements, which contains useful information on this subject. Your financial advisor can best help you determine if an IRA is an appropriate and allowable investment for your child.

Q:When I want to use Lindner's automated systems to check on my accounts, I'm asked for an investor number and a PIN number. What are those and where do I get them?

A:For purposes of streamlining recordkeeping, Lindner consolidates all your accounts under one number, your investor number. This number is located in the upper right-hand corner of your quarterly consolidated statement. It also helps our telephone customer service representatives serve you more quickly when you can provide your investor number. Because we are very concerned about maintaining the privacy of your personal information, we use a personal identification number (PIN) for those shareowners who access our automated telephone systems. You create a PIN for yourself. Our automated telephone system will guide you through the process, first asking you for your investor number and then providing instructions for defining your PIN. If you forget your PIN, please call our customer service toll-free number for assistance. Shareowners who use the Lindner Web site to review their accounts will have to assign themselves a user name and a password. On-screen instructions are provided. (footer images)